ASSET MANAGEMENT FUND

Short U.S. Government Fund
U.S. Government Mortgage Fund
(each a “Government Fund”)

SUPPLEMENT DATED MARCH 8, 2010
TO PROSPECTUS DATED MARCH 1, 2010

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus for the Government Funds.

Short U.S. Government Fund:

The Fund has adopted the following non-fundamental policy, which will take effect on May 8, 2010:

The Fund will invest exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments.  In addition to

Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

This policy replaces the Fund’s current policy of investing at least 80% of its assets in such instruments under normal market circumstances.  Accordingly, under this policy, the Fund is not permitted to invest in private label mortgage-backed securities or other securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund currently is invested exclusively in securities  issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements backed by such instruments and, pending the effective date of this policy, intends to invest only in such securities.

U.S. Government Mortgage Fund:

The Fund has adopted the following non-fundamental policy, which will take effect on May 8, 2010:

The Fund will invest exclusively in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

This policy replaces the Fund’s current policy of investing at least 80% of its assets in such instruments under normal market circumstances.  Accordingly, under this policy, the Fund is not permitted to invest in private label mortgage-backed securities or other securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund  currently is invested exclusively in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements backed by such instruments, and pending the effective date of this policy, intends to invest only in such securities.

Other Changes

Effective immediately, shares of the Government Funds are available for purchase by new and existing investors.

Each series of the Trust, including the Government Funds, is subject to the Trust’s Redemption-In-Kind Policy set forth on page 36 of the prospectus.  However, the Government Funds have resumed redemptions in cash at this time.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your prospectus for future reference.